UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2017  (May 4, 2017)

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Pain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7801 N Capital of Texas Highway, Suite 260

Austin, Texas 78731

(Address of principal executive offices, including zip code)

(512) 501-2444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Pain Therapeutics, Inc. was held on May 4, 2017. Of the 46,141,935 shares of our common stock entitled to vote at the meeting, 38,595,903 shares, representing approximately 84% of the total votes eligible to be cast, were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

Proposal One - To elect Robert Z. Gussin, Ph.D. and Saira Ramasastry as Class II Directors to serve for three-year terms and until their successors are duly elected and qualified. The voting results were as follows:

Director	For	Withheld	Broker Non – Vote
Robert Z.Gussin, Ph.D.	12,860,793	12,434,847	13,300,263
Saira Ramasastry	12,848,848	12,446,792	13,300,263

Proposal Two – The amendment to the Company’s Amended Restated Certificate of Incorporation to effect (at the discretion of our Board of Directors) up to  a ten-to-one reverse stock split of the outstanding shares of our common stock was approved. The voting results were as follows:

For	Against	Abstain
34,561,495	3,897,638	136,770

Proposal Three - To amendment of the 2017 Omnibus Incentive Plan and the reservation of a total of 7,000,000 shares of the Company’s common stock for issuance thereunder was not approved.  The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
11,886,094	13,336,066	73,480	13,300,263

Proposal Four - To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. The voting results were as follows:

For	Against	Abstain
37,916,438	532,344	147,121

Proposal Five – The Company’s 2016 executive compensation was not approved on  a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non -Vote
12,058,678	13,133,527	103,435	13,300,263

Proposal Six –The frequency of future non-binding votes on executive compensation was recommended, on a non-binding basis, to be “every three years”.   The voting results were as follows:

Every one year	Every two years	Every three years	Abstain	Broker Non -Vote
16,925,451	56,771	6,600,741	248,130	14,764,810

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The stockholders of Pain Therapuetucs, Inc. (the “Company”) voted to authorize the Board of Directors of the Company (the “Board”), to file an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to effect a reverse stock split of the Company’s outstanding common stock, par value $0.001 (the “common stock”), at a ratio up to  a ten-to-one (10:1), with such ratio to be determined by the Board. On May 4, 2017, the Board determined to file the Certificate of Amendment with the reverse stock split ratio set at seven-for-one (7:1) (the “Reverse Stock Split”). The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on May 4, 2017, and the Reverse Stock Split will become effective in accordance with the terms of the Certificate of Amendment as of the close business Eastern Time on May 9, 2017 (the “Effective Time”).

In the reverse stock split, every seven (7) shares of the Company's common stock issued and outstanding at the Effective Time will automatically be exchanged and reclassified into one (1) issued and outstanding share of common stock, par value $0.001 per share. No fractional shares shall be issued in connection with the reverse stock split.  Any of the Company's stockholders who would otherwise be entitled to a fraction of one share of common stock will, in lieu thereof, be entitled to receive one share of common stock In connection with the reverse stock split, there will be no change in the nominal par value per share of common stock of $0.001. The reverse stock split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company.

Trading of the Company’s stock on The Nasdaq Global Market will continue, on split-adjusted basis, with the opening of the market on Wednesday May 10, 2017, under the existing trading symbol, “PTIE,” and under a new CUSIP number 69562K 506.

All outstanding stock options and equity incentive plans immediately prior to the reverse stock split will be proportionately adjusted by dividing the number of shares of common stock into which the stock options and equity incentive plans are exercisable by seven (7) and multiplying the exercise or conversion price by seven (7), as a result of the reverse stock split.

Computershare, Inc. is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for common stock.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Certificate of Amendment that effectuated the Reverse Stock Split, which is filed as Exhibit 3.1 hereto and (ii) the relevant portions of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed the Company’s stockholders on or about March 23, 2017, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

On May 8, 2017, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.

99.1	Press release dated May 8, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAIN THERAPEUTICS, INC.
a Delaware corporation

Date: May 8, 2017
	By:	/s/ REMI BARBIER
Remi Barbier
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Company.

99.1	Press release dated May 8, 2017